EXHIBIT 1

JOINT ACQUISITION STATEMENT

PURSUANT TO RULE 13D-1(k)(1)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is accurate.

General Atlantic, L.P.

Signature:	/s/ Michael Gosk
Name/Title:	Michael Gosk, Managing Director
Date:	08/14/2026

General Atlantic PH B.V.

Signature:	/s/ I.M. van der Hoorn
Name/Title:	Ingrid van der Hoorn, Director A
Date:	08/14/2026

Signature:	/s/ J.V. Lepeltak
Name/Title:	J.V. Lepeltak, Director B
Date:	08/14/2026

General Atlantic Cooperatief U.A.

Signature:	/s/ I.M. van der Hoorn
Name/Title:	Ingrid van der Hoorn, Director A
Date:	08/14/2026

Signature:	/s/ J.V. Lepeltak
Name/Title:	J.V. Lepeltak, Director B
Date:	08/14/2026

General Atlantic Partners (Bermuda) IV, L.P.

Signature:	/s/ Michael Gosk
Name/Title:	Michael Gosk, Managing Director of GAP (Bermuda) GP Ltd, the general partner of GAP (Bermuda) L.P., the general partner of General Atlantic Genpar, LP
Date:	08/14/2026

General Atlantic Partners (Bermuda) EU, L.P.

Signature:	/s/ Michael Gosk
Name/Title:	Michael Gosk, Managing Director of GAP (Bermuda) GP Ltd, the general partner of GAP (Bermuda) L.P., the general partner of General Atlantic Genpar, LP
Date:	08/14/2026

General Atlantic Partners (Lux) SCSp

Signature:	/s/ I.M. van der Hoorn
Name/Title:	Ingrid van der Hoorn, Manager A of General Atlantic (Lux) S.a r.l., the general partner of General Atlantic GenPar (Lux) SCSp, its general partner
Date:	08/14/2026

Signature:	/s/ William Blackwell
Name/Title:	William Blackwell, Manager B of General Atlantic (Lux) S.a r.l., the general partner of General Atlantic GenPar (Lux) SCSp, its general partner
Date:	08/14/2026

General Atlantic Cooperatief, L.P.

Signature:	/s/ Michael Gosk
Name/Title:	Michael Gosk, Managing Director of GAP (BERMUDA) LIMITED, its general partner
Date:	08/14/2026

GAP Coinvestments III, LLC

Signature:	/s/ Michael Gosk
Name/Title:	Michael Gosk, Managing Director of General Atlantic, L.P., its managing member
Date:	08/14/2026

GAP Coinvestments IV, LLC

Signature:	/s/ Michael Gosk
Name/Title:	Michael Gosk, Managing Director of General Atlantic, L.P., its managing member
Date:	08/14/2026

GAP Coinvestments V, LLC

Signature:	/s/ Michael Gosk
Name/Title:	Michael Gosk, Managing Director of General Atlantic, L.P., its managing member
Date:	08/14/2026

GAP Coinvestments CDA, L.P.

Signature:	/s/ Michael Gosk
Name/Title:	Michael Gosk, Managing Director of General Atlantic, L.P., its general partner
Date:	08/14/2026

General Atlantic GenPar (Lux) SCSp

Signature:	/s/ Ingrid van der Hoorn
Name/Title:	Ingrid van der Hoorn, Manager A of General Atlantic (Lux) S.a r.l., its general partner
Date:	08/14/2026

Signature:	/s/ William Blackwell
Name/Title:	William Blackwell, Manager B of General Atlantic (Lux) S.a r.l., its general partner
Date:	08/14/2026

General Atlantic (Lux) S.a r.l.

Signature:	/s/ Ingrid van der Hoorn
Name/Title:	Ingrid van der Hoorn, Manager A
Date:	08/14/2026

Signature:	/s/ William Blackwell
Name/Title:	William Blackwell, Manager B
Date:	08/14/2026

General Atlantic GenPar (Bermuda), L.P.

Signature:	/s/ Michael Gosk
Name/Title:	Michael Gosk, Managing Director of GAP (Bermuda) GP Limited, the general partner of GAP (Bermuda) L.P., its general partner
Date:	08/14/2026

GAP (Bermuda) L.P.

Signature:	/s/ Michael Gosk
Name/Title:	Michael Gosk, Managing Director of GAP (Bermuda) GP Limited, its general partner
Date:	08/14/2026